UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2007

The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-9700

Delaware	94-3025021
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

120 Kearny Street, San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 636-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 9, 2007, Peter K. Scaturro stepped down as Chief Executive Officer of U.S. Trust Corporation and from his position on the Management Committee of The Charles Schwab Corporation. Mr. Scaturro is expected to remain employed in a non-executive officer capacity through the closing of the sale of U.S. Trust Corporation to Bank of America Corporation, which is expected to close early in the third quarter of 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Charles Schwab Corporation

Date: April 10, 2007	By:	/s/ Carrie E. Dwyer
Carrie E. Dwyer
Executive Vice President, General Counsel and Corporate Secretary